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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported)    November 5, 2004
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                        000-22194                  36-2815480
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(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE

         On November 8, 2004, SPSS Inc. ("SPSS" or the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission (the "Commission"). The Original Form 8-K reported the Company's entry into an OEM Agreement with Hyperion Solutions Corporation, dated as of November 5, 2004. In the Original Form 8-K, SPSS noted its intent to file the OEM Agreement with the Commission in the future and to seek confidential treatment for certain terms of the OEM Agreement at such time. Accordingly, SPSS filed the OEM Agreement as an exhibit to the Company's Annual Report on Form 10-K filed with the Commission on March 16, 2005. On March 16, 2005, SPSS also applied for confidential treatment with regard to certain terms of the OEM Agreement (the "Confidentiality Request").

         SPSS has amended its Confidentiality Request to omit a request to maintain the duration of the initial term of the OEM Agreement in confidence. In light of this amended Confidentiality Request, SPSS is filing this amendment to the Original Form 8-K to (a) amend and restate the description of the terms and conditions of the OEM Agreement set forth in Item 1.01 of the Original Form 8-K to include the duration of the initial term of the OEM Agreement, (b) attach the OEM Agreement including the duration of the initial term as an exhibit under
Item 9.01 and (c) reference the fact that portions of the OEM Agreement that have been omitted have been filed separately with the Commission in connection with the pending request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934. With regard to the matters reported in this Form 8-K/A, the text of this Form 8-K/A supersedes the text of the Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2005,

ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


         On November 5, 2004, SPSS Inc., a Delaware corporation ("SPSS"), entered into an OEM Agreement with Hyperion Solutions Corporation, a Delaware corporation ("Hyperion"), which provides for a strategic relationship between SPSS and Hyperion. This OEM Agreement supercedes the prior licensing and distribution arrangement between SPSS and Hyperion.

         The OEM Agreement affords SPSS a non-exclusive, world-wide license to port Hyperion's Essbase and Analyzer software (the "Software") to the i-Series hardware and operating system. Hyperion is required to provide SPSS with new releases of the Software, when available. SPSS is required to port the Software to the i-Series hardware and operating system within 180 days of the date on which Hyperion makes available a new release of the Software.

         The OEM Agreement also affords SPSS a non-exclusive, world-wide license to distribute, market and sublicense executable versions of the ported version of the Software (the "Ported Software"). Hyperion also has the right to distribute and license the Ported Software to end-users directly and through its distributors, resellers and other partners, provided that these end-users are not SPSS customers. For each sublicense of the Ported Software granted by SPSS, SPSS will pay a sublicense fee to Hyperion. Hyperion will pay SPSS a royalty for each copy of the Ported Software distributed by Hyperion or its distributors, resellers or partners.



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         SPSS is required to provide maintenance to all end-users of the Ported
Software who license the Ported Software and purchase maintenance from either SPSS or Hyperion or their respective resellers. Maintenance includes technical support, error corrections and upgrades to the Ported Software when they are made available. Hyperion is required to provide maintenance for the Software to SPSS during the term of the Agreement. Where SPSS provides maintenance to end-users who license the Ported Software directly from Hyperion or its resellers, Hyperion will pay to SPSS a maintenance fee equal to a percentage of the SPSS list price of the Ported Software. When SPSS sells maintenance, SPSS will pay Hyperion a royalty.

         SPSS may not assign the OEM Agreement to a third party without Hyperion's consent. Hyperion cannot withhold its consent to assignment unless
(a) the third party assignee is a competitor of Hyperion or (b) Hyperion has evidence demonstrating that the third party assignee will be unable to comply with the terms of the OEM Agreement.

         Following its initial three-year term, the OEM Agreement will renew automatically for one-year periods. Either party may terminate the OEM Agreement without cause by providing the other party with not less than 12 months written notice prior to the end of the initial term or a renewal term, as applicable. In addition, either SPSS or Hyperion may terminate the OEM Agreement upon a material breach by the other party which is not cured within 30 days.

         Upon termination of the OEM Agreement, SPSS will retain a limited use license to use the Ported Software and related documentation solely to fulfill SPSS's contractual obligations to provide maintenance to its end-users through the end of the relevant maintenance agreements.

         A copy of the OEM Agreement is attached as Exhibit 10.50 hereto and is incorporated into this amended current report by reference.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            10.50 OEM Agreement, dated as of November 5, 2004, by and between SPSS Inc. and Hyperion Solutions Corporation.*


           * Portions of this Exhibit are omitted and have been filed separately with the Securities and Exchange Commission in connection with a pending request for confidential treatment of certain portions of the Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPSS INC.

                                      By:  /s/ Raymond H. Panza
                                           -------------------------------------
                                           Raymond H. Panza
                                           Executive Vice President,
                                           Corporate Operations,
Dated: January 20, 2006                    Chief Financial Officer and Secretary
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